UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 28, 2023

QURATE RETAIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Series A common stock	QRTEA	The Nasdaq Stock Market LLC
Series B common stock	QRTEB	The Nasdaq Stock Market LLC
8.0% Series A Cumulative Redeemable Preferred Stock	QRTEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 1, 2023, Qurate Retail, Inc. (the “Company”) issued a press release (the “Earnings Release”) setting forth information, including financial information, which is intended to supplement the financial statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2023.

This Item 2.02 and the Earnings Release attached hereto as Exhibit 99.1, insofar as they disclose historical information regarding the Company's results of operations or financial condition for the year ended December 31, 2022, are being furnished to the SEC.

Item 7.01. Regulation FD Disclosure.

On February 28, 2023, the Company announced David Rawlinson, its President & Chief Executive Officer, will be presenting at the Bank of America Consumer & Retail Conference on Tuesday, March 14th at 2:40 p.m. E.T. During his presentation, Mr. Rawlinson may make observations regarding the Company's financial performance and outlook as well as other forward looking matters.

On March 1, 2023, Qurate Retail Group ("Qurate Group"), a portfolio of brands including QVC, Inc. ("QVC"), HSN, Inc., Zulily, LLC and the Cornerstone Brands and a wholly-owned subsidiary of the Company, issued a press release announcing that Bill Wafford will join Qurate Group and QVC as Chief Financial Officer. He will assume his new role on March 20, 2023 and will report to David Rawlinson. James Hathaway, who had been serving as Interim CFO since August 2022, will become the CFO of QVC US.

Qurate Group also announced that Larry Hayes, Qurate Group’s General Counsel, is retiring and will be moving into a senior advisor role on the legal team effective March 2 and will serve in that role until his departure. Eve DelSoldo has been promoted to Deputy General Counsel and will lead the Legal team effective March 2, as the company conducts a search to backfill the General Counsel role. The update was posted on the Qurate Group website (www.qurateretailgroup.com) and is included as Exhibit 99.4.

This Current Report on Form 8-K, the press release attached hereto as Exhibit 99.2 and the press release and communication included as Exhibit 99.3 and Exhibit 99.4, respectively, are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed "filed" for any purpose.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Earnings Release, dated March 1, 2023.
99.2	Press Release, dated February 28, 2023, regarding Mr. Rawlinson’s presentation.
99.3	Press Release of QVC dated March 1, 2023 (incorporated by reference to Exhibit 99.1 to QVC’s Current Report on form 8-K filed on March 1, 2023 (File No. 001-38654)).
99.4	Communication of QVC dated March 1, 2023 (incorporated by reference to Exhibit 99.2 to QVC’s Current Report on form 8-K filed on March 1, 2023 (File No. 001-38654)).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2023

QURATE RETAIL, INC.

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Senior Vice President

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